UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                   -----------

      Date of Report (Date of earliest event reported): October 13, 2009


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
--------------------------------------                            ----------
(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     Conseco, Inc. (the "Company") is re-issuing its historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008 ("2008 Form 10-K") to reflect the adoption of a new accounting standard that requires retroactive application to previously issued financial statements. The Company has updated its historical financial statements to reflect the adoption of FSP No. APB 14-1, "Accounting for Convertible Debt Instruments That May Be Settled In Cash Upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1") that was effective January 1, 2009.

     FSP APB 14-1 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. The adoption of FSP APB 14-1 affected the accounting for our 3.5 percent Convertible Debentures due September 2035 (the "Debentures"). Upon adoption of FSP APB 14-1, the effective interest rate on our Debentures increased to 7.4 percent, which resulted in the recognition of a $45 million discount to these notes with the offsetting after tax amount recorded to paid-in capital. Such discount is amortized as interest expense over the remaining life of the Debentures.

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
     The adoption of FSP APB 14-1 affected prior period information as follows (dollars in millions, except per share amounts):

                                                                         Year ended
                                                                      December 31, 2008
                                                 -------------------------------------------------------------
                                                  As originally       Effect of adoption of            As
                                                    reported              FSP APB 14-1              adjusted
                                                    --------              ------------              --------
        Interest expense.......................    $    97.8                 $ 8.7                 $   106.5
        Income tax expense (benefit)...........        416.4                  (3.1)                    413.3
        Loss before discontinued
           operations..........................       (404.0)                 (5.6)                   (409.6)
        Net loss...............................     (1,126.7)                 (5.6)                 (1,132.3)

        Loss per common share:
           Basic:
              Loss before discontinued
                 operations....................        (2.19)                 (.03)                    (2.22)
              Net loss.........................        (6.10)                 (.03)                    (6.13)

           Diluted:
              Loss before discontinued
                 operations....................        (2.19)                 (.03)                    (2.22)
              Net loss.........................        (6.10)                 (.03)                    (6.13)

                                                                         Year ended
                                                                      December 31, 2007
                                                 -------------------------------------------------------------
                                                  As originally       Effect of adoption of             As
                                                    reported              FSP APB 14-1              adjusted
                                                    --------              ------------              --------
        Interest expense.......................      $ 117.3                 $ 8.0                   $ 125.3
        Income tax expense (benefit)...........         64.0                  (2.9)                     61.1
        Loss before discontinued
           operations..........................        (74.0)                 (5.1)                    (79.1)
        Net loss...............................       (179.9)                 (5.1)                   (185.0)

        Loss per common share:
           Basic:
              Loss before discontinued
                 operations....................         (.51)                 (.03)                     (.54)
              Net loss.........................        (1.12)                 (.03)                    (1.15)

           Diluted:
              Loss before discontinued
                 operations....................         (.51)                 (.03)                     (.54)
              Net loss.........................        (1.12)                 (.03)                    (1.15)



                                                                         Year ended
                                                                      December 31, 2006
                                                 -------------------------------------------------------------
                                                  As originally       Effect of adoption of             As
                                                    reported              FSP APB 14-1              adjusted
                                                    --------              ------------              --------
        Interest expense.......................      $  73.5                 $ 7.5                   $  81.0
        Income tax expense (benefit)...........         61.0                  (2.7)                     58.3
        Income before discontinued
           operations..........................        105.7                  (4.8)                    100.9
        Net income.............................        106.0                  (4.8)                    101.2

        Earnings per common share:
           Basic:
              Income before discontinued
                 operations....................         .45                  (.03)                       .42
              Net income.......................         .45                  (.03)                       .42

           Diluted:
              Income before discontinued
                 operations....................         .45                  (.04)                       .41
              Net income.......................         .45                  (.04)                       .41

                                                                      December 31, 2008
                                                 -------------------------------------------------------------
                                                  As originally       Effect of adoption of             As
                                                    reported              FSP APB 14-1              adjusted
                                                    --------              ------------              --------
        Income tax assets, net.................     $ 2,053.7               $ (6.0)                 $ 2,047.7
        Other assets...........................         277.1                  (.4)                     276.7
        Total assets...........................      28,769.7                 (6.4)                  28,763.3

        Notes payable - direct corporate
           obligations.........................       1,328.7                (17.2)                   1,311.5
        Additional paid-in capital.............       4,076.0                 28.0                    4,104.0
        Accumulated deficit....................        (688.0)               (17.2)                    (705.2)

                                                                      December 31, 2007
                                                 -------------------------------------------------------------
                                                  As originally       Effect of adoption of             As
                                                    reported              FSP APB 14-1              adjusted
                                                    --------              ------------              --------
        Income tax assets, net.................     $ 1,610.2               $ (9.0)                 $ 1,601.2
        Other assets...........................         283.1                  (.7)                     282.4
        Total assets...........................      33,971.2                 (9.7)                  33,961.5

        Notes payable - direct corporate
           obligations.........................       1,193.7                (26.1)                   1,167.6
        Additional paid-in capital.............       4,068.6                 28.0                    4,096.6
        Retained earnings......................         438.7                (11.6)                     427.1

     This Current Report on Form 8-K updates Items 6, 7 and 8 of, and Exhibit
12.1 to, our 2008 Form 10-K to reflect the retrospective application of the adoption of FSP APB 14-1 discussed above. With the exception of the foregoing, all other items of the 2008 Form 10-K remain unchanged. The Company has not made any attempt to update the matters in the 2008 Form 10-K, except to the extent expressly provided above.

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
Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

     12.1      Computation of Ratio of Earnings to Fixed Charges.

     23.1      Consent of PricewaterhouseCoopers LLP.

     99.1      2008 Annual Report:

                  Item 6 - Selected Consolidated Financial Data.
                  Item 7 - Management's Discussion and Analysis of Consolidated
                           Financial Condition and Results of Operations.
                  Item 8 - Consolidated Financial Statements and Supplementary
                           Data.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

October 13, 2009
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer









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